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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 8, 2001

                            KRAUSE'S FURNITURE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                         -------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


             0-17868                               77-0310773
     ------------------------         ------------------------------------
     (Commission File Number)         (I.R.S. Employer Identification No.)


                    200 North Berry Street, Brea, California
                    (Address of principal executive offices)

                                   92821-3903
                                   (Zip Code)

                                 (714) 990-3100
              (Registrant's telephone number, including area code)


ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On May 8, 2001, Krause's Furniture, Inc. (the "Company") was informed by Arthur Andersen LLP ("Arthur Andersen") that it had resigned as the Company's independent public accountants. The resignation of Arthur Andersen was not recommended or approved by the Audit Committee of the Company. Arthur Andersen performed the audit of the Company's financial statements for the years ended December 24, 2000 and December 26, 1999. During these periods and the subsequent interim period prior to their resignation, there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with Arthur Andersen's reports, nor were there any reportable events.

        The audit report of Arthur Andersen for the Company's fiscal year 1999 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. The audit report of Arthur Andersen for the fiscal year ended December 24, 2000 was modified as to uncertainty regarding the ability of the Company to continue as a going concern due to the Company's recurring losses from operations, noncompliance with certain financial covenants in its debt agreements and a net accumulated deficit.

        The Company has requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated May 14, 2001 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        16.1 Letter from Arthur Andersen to the Securities and Exchange Commission dated May 14, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KRAUSE'S FURNITURE, INC.

         Date: May 14, 2001                     By: /s/ Robert A. Burton
                                                    ----------------------------
                                                        Robert A. Burton
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer (Principal
                                                        Financial Officer and
                                                        Principal Accounting
                                                        Officer)


                                  EXHIBIT INDEX

Exhibits

16.1 Letter from Arthur Andersen to the Securities and Exchange Commission dated May 14, 2001.